Exhibit 99.1 ALLISON OFF - HIGHWAY Analyst Teach-In Day Indianapolis, IN NOVEMBER 10, 2026

AGENDA Agenda & Speaker Introductions Jackie Bolles 10:30 a.m. A Global “New” Allison David Graziosi & Fred Bohley 10:35 a.m. Allison Off-Highway Drive & Motion Craig Price 10:50 a.m. Systems Allison Off-Highway Product Ettore Cosoli 11:00 a.m. Portfolio Allison Off-Highway End Markets Craig Price & Marcus King 11:15 a.m. Delivering Strong Financial Scott Mell 11:50 a.m. Performance Q&A Management Team 12:00 p.m. Lunch and Ride & Drive 12:30 – 2:00 p.m. 2

TODAY’S PRESENTERS David Fred Craig Scott Ettore Marcus Graziosi Bohley Price Mell Cosoli King Chair, President & Chief Operating President & Business Chief Financial Vice President of Vice President of Chief Executive Officer and President Unit Leader, Allison Officer & Treasurer Engineering, Allison Sales, Allison Off- Officer & Business Unit Off-Highway Drive & Off-Highway Drive & Highway Drive & Leader, Allison Motion Systems Motion Systems Motion Systems Transmission 3

A GLOBAL “NEW” ALLISON Dave Graziosi & Fred Bohley 4

A PREMIER INDUSTRIAL ASSET BUILT FOR GROWTH Integrated Leader in High-Growth End Markets Benefitting from Global Megatrends Increased Exposure to Long-Term Structural Growth Drivers: • Infrastructure Investment and Construction Recovery • Global Data Center Build-Out & AI Infrastructure Surge • Global Population Growth & Agricultural Demand • Global Defense Spending and Military Modernization • Critical Minerals and Mining Super-Cycle Demand 5 5

LEVERAGING A TRANSFORMED BUSINESS TO DRIVE SUSTAINABLE GROWTH Four strategic priorities guiding Allison’s next phase of growth 1 2 Capitalize on an Expanded Accelerate Sustainable, Propulsion Solutions Portfolio Profitable Growth 3 4 Unlock the Benefits of Greater Reinforce Allison's Position as a Global Scale Premier Industrial Asset 6

CAPITALIZE ON AN EXPANDED PROPULSION SOLUTIONS PORTFOLIO Position as full-scale integrated provider enables: • Delivery of broader, more competitive solutions suite by combining conventional, hybrid and advanced electric technologies • Acceleration of innovation by pooling engineering expertise and R&D assets across the company • Broader product fit across more vehicle platforms, applications, and duty cycles • Expanded global manufacturing and support footprint, with increased proximity to customers, unlocking incremental sales and margin upside • Enhanced bolt-on M&A across global footprint, markets and product offerings 7 7

BROADER, MORE INTEGRATED PORTFOLIO POSITIONS ALLISON FOR SUSTAINED GROWTH

Expanded Capabilities Enable Allison to Serve More Customers Across Current and Future Industrials Market

Expanded Core Transmissions / Axles Portfolio		Category Expansion
Transmissions	Axles	



1000/2000 Series
3000/4000 Series
Heavy-Duty Power-shift (-split) Transmissions
FracTran
eGen Force ★
eGen Flex ★
E-Transmissions ★
eGen Power Electric Axles
E-Axles ★
Compact Axles
Agricultural Axles
E-Motions ★
E-Hub Drives ★
Mobile Driveshafts
Planetary Gearboxes
Wheel & Track Drives
Industrial Driveshafts
Helical Gearboxes

Expanded Product Portfolio[(1)]



Other
18%
Driveline & Shifting Solutions
6%
Gears & Gearboxes
8%
Axles
20%
Propulsion Solutions
48%

Leveraging Shared Core Competencies

- ✓ Precision Gearing
- ✓ Software & Controls
- ✓ Electrified Propulsion
- ✓ High-to-Low Torque
- ✓ Systems Integration
- ✓ Testing & Development
- ✓ IR&D and Engineering Talent

(1) Percentage reflects 2025 net sales mix.

AOH Products ★ Electrification Capabilities

8

ACCELERATE SUSTAINABLE, PROFITABLE GROWTH Multiple Opportunities for Durable Expansion Across Diverse End Markets Initiatives Already in Flight: • Leveraging combined transmissions, axles, and drivetrain portfolio to provide fully integrated mobility solutions • Strengthening value-selling focused on unified target customers and priority applications • Strengthening OEM and dealer channels with broader product coverage and enhanced application support • Expanding penetration in high-growth segments and regions through targeted applications, pricing discipline, and focused account coverage 9 9

GROWTH IN EXPANDING END MARKETS Complementary, Deepening Off-Highway End Market Growth 1 1 1 On–Highway (50%) Defense (5%) Off–Highway (45%) Construction Agriculture Industrial Rugged Duty School/Shuttle Bus Transit Defense 5% Mining Material Handling Specialty Emergency Distribution Motorhome 45% 50% Energy Preserves Attractive Portfolio Mix That Has Historically Been Less Cyclical Than Broader End Market Off-Highway On-Highway Defense ____________________ (1) Percentage reflects approximate 2025 net sales mix. 10 Expanding End Markets New End Markets

UNLOCK BENEFITS OF GREATER GLOBAL SCALE Identifying Synergies for Scalable Growth and Profit Enhancement • Realizing cost synergies through supply-chain consolidation, shared sourcing, and manufacturing footprint optimization • Improving overall costs by leveraging local-for-local sales and production capabilities and localized sourcing in best-cost countries • Streamlining operations by integrating processes, systems, and logistics networks • Leveraging the expanded global manufacturing footprint to optimize cost, improve customer responsiveness, and accelerate delivery across key end markets • Supporting long-term growth with stronger presence in Asia, including combined capabilities 11 11

THE POWER OF OUR PLATFORM Scaled Platform Provides Greater Resilience, Lower Costs and Tighter Customer Proximity Pre-Acquisition Manufacturing 30 Facilities Technology 13 Centers Service & Assembly + 20 Centers Distribution 08 Centers Dealer Network 1,800 Locations 12

THE POWER OF OUR PLATFORM Scaled Platform Provides Greater Resilience, Lower Costs and Tighter Customer Proximity Post-Acquisition Manufacturing 30 Facilities Technology 13 Centers Service & Assembly + 20 Centers Distribution 08 Centers Dealer Network 1,800 Locations 13

REINFORCE ALLISON’S POSITION AS PREMIER INDUSTRIAL ASSET • Market-leading supplier of integrated mobility solutions and drivetrain systems with strong competitive positioning and a track record of above-market sales growth • Diverse end market and geographic exposure supported by expanded product portfolio and multiple value-creation levers and growth opportunities • Asset-light business model characterized by strong free cash flow generation, attractive margins, and industry-leading returns on capital deployed • Consistent cash generation enables financial flexibility to pursue organic growth initiatives, strategic acquisitions and return capital to shareholders • Resilient earnings profile through cycles, supported by differentiated business model and diversified revenue streams 14 14

ALLISON OFF - HIGHWAY DRIVE & MOTION SYSTEMS Craig Price 15

ALLISON OFF - HIGHWAY HIGHLIGHTS 1 2 Industrial Key Financial Highlights Net Sales Mix (2025) By Geography By Customer ~$380mm $2.7bn Deere 3 Net Sales Adjusted EBITDA 11% AGCO (Annualized 2026) (Annualized 2026) 6% Asia-Pacific Oshkosh 23% 6% EMEA Other Manitou 6% 49% Key Attributes 55% Americas 5% CNHi 28% Experienced and 11% Expanding End Experienced & Highly Skilled Next Top 5 Markets & Tenured Leadership Workforce By Product Customer Base ~11,000 Global Team By End Market Employees Other 15% Axles Service Parts, Shifting Solutions Industry-Leading Specialty & 4% Construction Attractive Mix of Other Transfer Cases Portfolio of Innovative 4% & Material 44% 20% Best-in-Class Mining Handling Products and 6% Driveline 7% 36% Facilities Systems Industrial 9% Gears 15% Agriculture 9% 9% 22% Gearboxes ____________________ Transmissions 16 (1) Annualized 2026 based on YTD performance as of September 30, 2026 (2) % of 2025 net sales mix (3) Non-GAAP Financial Measure. See Appendix for reconciliation to GAAP measure.

A LEGACY OF GROWTH: 30+ YEARS OF ORGANIC AND INORGANIC GROWTH The supplier of choice for off-highway drive and motion systems supported by best-in-class people, technology, quality and product lifecycle performance Established Gravatai, Facilities: 3 Established Wuxi, Established Mexico Acquired GKN Como Acquired Oerlikon Established 50/50 Brazil operations Employees: ~400 China operations operations Drive Systems Bosch Rexroth Joint Sales: $100m Venture (Power-split Technology) Pre- 1995 2000 2004 2011 2019 2024 1994 1997 2001 2005 2017 2020 2026 1994 Established Gyor, Off-Highway Drive & Acquired Clark-Hurth Established India Acquired Brevini Acquired 100% of Acquired Sige Hungary operations Motion Systems Components operations Dana Rexroth Brevetti Power Transmission joins Allison & Fluid Power 17

ALLISON OFF - HIGHWAY PRODUCT PORTFOLIO Ettore Cosoli 18

AOH'S BROAD PRODUCT PORTFOLIO: LEADING INDUSTRY PLAYER COVERING ALL TECHNOLOGIES OF POWER TRANSFORMATION

Drive Systems


Agricultural Axles


Compact Axles


Heavy Axles


Heavy-Duty Power-shift (-split) Transmissions


Compact Continuously Variable Transmissions


Wheel & Track Drives


Master Drive Units


Mobile Driveshafts

Motion Systems


Planetary Gearboxes


Helical Gearboxes


Winch & Winch Drives


Slew Drives


Industrial Driveshafts

Components


Gears & Shifting Solutions

Allison

Electrification Capabilities

19

TECHNOLOGY LEADER ACROSS PROPULSION TYPES AND APPLICATIONS

Representative Applications | Select Products | Note

Combustion Powertrains



Axles



Transmissions



Driveshafts



- A trusted industry leader with a longstanding market presence
- Best-in-class high-efficiency solutions
- Renowned for quality and engineering capabilities

Alternative Powertrains



Axles



Transmissions



Software



Driveshafts



- Highly adaptable across diverse powertrain configurations
- Expands opportunities for increased content per vehicle and enhanced customer value

Electric Powertrains



Axles



E-Systems for Traction



Software



Driveshafts



E-Systems for Working Function



- Early leader in electrified product and solutions development
- Serving a range from low voltage to high voltage, low power to high power with in-house expertise

Allison
20

COMBINED ELECTRIFICATION PORTFOLIO & CAPABILITIES Positions Allison to meet customer demand for hybrid and electric solutions while maintaining leadership in conventional propulsion Off-Highway Drive and Motion Systems Defense On-Highway System Voltage Low High e-Axles eSA20D eGen 100S eSA001 eSA144 e-Transmissions eSG102 eSG001 eSG101 eSG201 eSP502 eSV604 eGen Force eGen Flex e-Hub Drives MDU eSMHF eSAW eS10 eSH801 Series Series Series eSH741 Series e-Motions e-SD Series 21 e-SD Series

AOH ELECTRIFICATION MARKET TREND Leadership position in early-adopting, low voltage applications EV % Non-EV % 1 Forecast of Electrified Vehicles (units) in 2029 Low Voltage High Voltage 4% 17% 50% 73% 92% 93% 95% 95% 97% 98% 98% 98% 99% 99% 100% 96% 83% 50% 27% 1% 2% 0% 2% 2% 3% 1% 8% 7% 5% 5% 2 2 3 Mini MEWP Combine Telehandlers Backhoe Small MEWP Haul/Dumper Large Medium AG Tractors SSL/CTL Wheel Loader Dozers Lift Trucks Excavators Loaders Excavators (Boom) (Scissors) Excavators Excavators ____________________ (1) Source: Interact Analysis 22 (2) Mobile Elevated Work Platform (3) Skid Steer Loader / Compact Track Loader

NEW ALLISON: TURNING POWER INTO PROGRESS Allison is transitioning to a full-scale, integrated propulsion systems provider REPRESENTATIVE APPLICATIONS UTILIZING IN - PIPELINE COMBINED PORTFOLIO • Shifting from individual component supplier to driveline MOVING UP integrator THE VALUE • Single-source for OEMs across multiple end markets and vehicle applications CHAIN • Expanded product portfolio creates opportunities for increased content per vehicle and value-selling INCREASING • Acceleration of sustainable, profitable sales growth and margin CONTENT PER expansion Articulated Dump Truck • Shared engineering capabilities to develop next-generation VEHICLE propulsion systems faster • Solutions cover ICE, hybrid and electrified propulsion – Reducing ENERGY - concentration risk and meeting customers across the technology curve AGNOSTIC • Combined portfolio enabling cross-selling opportunities with PORTFOLIO existing customers • Global footprint with engineering, manufacturing, sales and LEVERAGING service presence enhancing proximity to customers GLOBAL • Leveraging expanded global reach to unlock synergies and scale Mobile Crane Terminal Tractor profitability PRESENCE 23

ALLISON OFF - HIGHWAY END MARKETS Craig Price & Marcus King 24

SERVING BROAD RANGE OF END MARKETS AND APPLICATIONS

END MARKETS

- 36% CONSTRUCTION & MATERIAL HANDLING
- 22% AGRICULTURE
- 20% SERVICE PARTS, SPECIALTY & OTHER
- 7% MINING
- 15% INDUSTRIAL

PRODUCTS



Compact Axles | Agricultural Axles | Heavy Axles



Heavy-Duty Power-shift (split transmissions)



Wheel & Track Drives



Mobile Driveshafts (Conventional, Hybrid and Electric)



Planetary Gearboxes | Industrial Driveshafts | Helical Gearboxes

DIVERSE APPLICATIONS



Hydrostatic Drives and Hydrodynamic Drive Systems



E-Drive EV Systems



Hybrid Technologies & HVT Drive Systems



Integrated Systems

HIGHLIGHTS

- Industry-leading products and brands supported by robust portfolio of ~1,000 patents
- High-efficiency solutions renowned for quality engineering capabilities
- Technology offering across multiple propulsion types and applications
- Leading, mature electrified products and solutions in early-adopting end markets
- Modular approach enabling economies of scale, cross-vehicle opportunities and investment efficiency

BRANDS

SPICER®

SPICER® Torque-Hub™

GRAZIANO®

FAIRFIELD®

BREVINI™

GWB™

Allison

% of 2025 Revenue

25

LEADER IN MARKETS WITH HIGH EXPOSURE TO DURABLE MEGATRENDS END MARKETS KEY GROWTH DRIVERS CYCLE GLOBAL MEGATREND Increased infrastructure spending in the U.S. and urbanization in emerging markets Infrastructure Investment & CONSTRUCTION Structural undersupply of new single-family homes globally Construction Recovery Low-to-Mid-Cycle 36% & MATERIAL Global e-commerce adoption Global Data Center Build-Out & AI HANDLING Strong mobile port equipment growth due to increasing worldwide maritime cargo volume Infrastructure Surge Continued technology advancements by OEMs driving new models and programs Global Population Growth & Stable levels of population growth, especially in Middle East, Africa, and Asia ex. China 22% Agricultural Demand Trough AGRICULTURE Growing global protein consumption drives demand for feed crop Ability to optimize and expand distribution network & leverage AT channel SERVICE PARTS, Fleet Age Elevated 20% Near Trough Customers moving from classic e-commerce to integrated digital solutions SPECIALTY & Installed base of machines increasing AT Distribution Channel OTHER Increasing population and growing global middle class driving demand for base metals Critical Minerals & Mining Super- Energy transition driving the need for development of new global mines for battery raw materials Cycle Demand Above Mid-Cycle 7% MINING Existing reserves being low-graded, leading to increased excavation and higher-capacity equipment A reshoring “renaissance” is underway, driving industrial activity Infrastructure Investment Long-term macro trends toward automation, electrification, productivity enhancements, and Near Trough 15% INDUSTRIAL infrastructure modernization Leverage Allison Transmission distribution network % of 2025 Revenue 26

CONSTRUCTION & MATERIAL HANDLING END MARKET

TAM[1]
Construction: ~$4.3B
Material Handling: $0.4B[2]

36%

Key Platforms & Products



TELEHANDLER
EARTHMOVING
MEWP
SSL/CTL
ROAD CONSTRUCTION
MOBILE CRANES
FORKLIFT
CONTAINER HANDLERS
Axles
HyStat TMs
Powershift and Powersplit TMs
Torque Hubs
Driveshafts

2025 Sales Breakdown[3]

Geography[4]



Asia-Pacific 22%
EMEA 43%
Americas 35%

Customers



MANITOU
OSHKOSH
SANY
Top 3 35%
Others 65%

Product Breakdown



Other 22%
Transmissions 10%
Transfer Cases 11%
Axles 57%

Cycle & End Market Conditions

Leading Indicators

- Infrastructure budgets
- Housing starts
- Purchasing Managers' Index
- Rental fleet utilization and buying patterns
- Industrial production index
- E-commerce logistics growth
- Warehouse CapEx
- Commentary from public OEMs / customers, such as Oshkosh, Manitou, Terex, JCB, Deere, CAT, CNH

Key End Market Growth Drivers

- Increased infrastructure spending in the U.S. and urbanization in emerging markets
- Structural undersupply of new single-family homes globally
- Global e-commerce adoption
- Strong mobile port equipment growth due to increasing worldwide maritime cargo volume

AOH's Growth Strategy

Maintain Leadership Positions & Execute Secured Launches

- #1 on Compact Wheel Loader Driveline
- #2 on Heavy Material Handling Transmissions
- #1 on Telehandler Driveline
- +1 #1 on Wheel Excavator Driveline
- #1 on Torque Hubs for Mobile Elevating Work Platform
- +2 #2 on Torque Hub for Compact Track Loader

Legend: Application; #1 Target Market Position; Driveline Product Line; Defend Market Position; +1 Improve by # of Positions; Foreseen Sales Growth

Allison

% of 2025 Revenue

(1) Total Addressable Market based on internal management estimates
(2) Excludes Light Material Handling
(3) % of 2025 Revenue
(4) Based on ship-to location

27

AGRICULTURE END MARKET

TAM[1]
Agriculture: ~$1.5B

22%

Key Applications & Products



SPRAYERS
COMBINES & HARVESTERS
TRACTORS
Axles
Driveshafts
Wheel Drives

2025 Sales Breakdown[2]

Geography[3]



Asia-Pacific 23%
EMEA 56%
Americas 21%

Customers



Others 19%
Top 3 81%

Product Breakdown



Shifting Solutions 10%
Others 7%
Gear 16%
Axles 67%

Cycle & End Market Conditions

Leading Indicators

- Commodity prices, particularly corn, wheat and soybean
- CEMA Business Barometer
- Purchasing Managers' Index
- Farmer income
- Commentary from public OEM customers

Key End Market Growth Drivers

- Continued technology advancements by OEMs driving new models and programs
- Stable levels of population growth, especially in Middle East, Africa, and Asia ex. China
- Growing global protein consumption drives demand for feed crop

AOH's Growth Strategy

Maintain Leadership Positions



#1 on Tractor Front Axles



#1 on Synchro for Agriculture

Application
#1 Target Market Position
Driveline Product Line
Defend Market Position

% of 2025 Revenue

(1) Total Addressable Market based on internal management estimates
(2) % of 2025 Revenue
(3) Based on ship-to location

28

MINING END MARKET

TAM[1]
Mining: ~$0.45B

7%

Key Applications & Products


UNDERGROUND LOAD & HAUL
ARTICULATED & RIGID DUMP TRUCKS
UNDERGROUND DRILL & SUPPORT EQUIPMENT


Powershift Transmissions
Driveshafts
Axles

2025 Sales Breakdown[2]

Geography[3]


Asia-Pacific 33%
EMEA 47%
Americas 20%

Customers


SANDVIK
Wabtec
Epiroc
Top 3 42%
Others 58%

Product Breakdown


Others 27%
Transmissions 37%
Gears 14%
Axles 22%

Cycle & End Market Conditions

Leading Indicators

- Commodity prices, particularly precious metals and rare-earth metals
- Mining CapEx
- Commentary from public OEM customers

Key End Market Growth Drivers

- Global investments in critical materials support demand for heavy equipment
- Increasing population and growing global middle class driving demand for base metals
- Energy transition driving the need for development of new global mines for battery raw materials
- Existing reserves being low-graded, leading to increased excavation and higher-capacity equipment

AOH's Growth Strategy

Maintain Leadership Positions
Execute Secured Launches
Explore Synergy Opportunities between AOH and AT


#1 on Mining Transmission


Application
#1 Target Market Position
Driveline Product Line
Defend Market Position
AT Synergy Potential

Allison

% of 2025 Revenue

(1) Total Addressable Market based on internal management estimates. Includes powershift transmissions for underground mining vehicles, driveshafts for underground and surface mining trucks, heavy axles for underground mining vehicles and compact axles for underground drilling and utility vehicles
(2) % of 2025 Revenue
(3) Based on ship-to location

29

INDUSTRIAL END MARKET

TAM[1]
Industrial: ~$5.2B

15%

Key Applications & Products


ROLLER PRESSER
SHREDDER
Planetary Gearboxes
Bevel & Helical Gearboxes
BREVINI
Winches & Winch Drives
BREVINI
Industrial Driveshafts
GWB

2025 Sales Breakdown[2]

Geography[3]


Asia-Pacific 23%
Americas 17%
Europe 60%

Customers


Top 3 4%
Others 96%

Product Breakdown


Bevel & Helical Gearboxes 14%
Winches & Winch Drives 10%
Industrial Driveshafts 12%
Planetary Gearboxes 64%

Cycle & End Market Conditions

Leading Indicators

- Manufacturing PMI
- Industrial output
- Energy project pipelines

Key End Market Growth Drivers

- A reshoring "renaissance" is underway, driving industrial activity
- Long-term macro trends toward automation, electrification, productivity enhancements, and infrastructure modernization
- Leverage Allison Transmission distribution network

AOH's Growth Strategy

Maintain Leadership Positions & Execute Secured Launches


Planetary Gearboxes
Helical and Bevel-Helical Gearboxes
Industrial Driveshafts
Winch Drives
Application
Driveline Product Line
Foreseen Sales Growth
AT Synergy Potential

Allison

% of 2025 Revenue

(1) Total Addressable Market based on internal management estimates.
(2) % of 2025 Revenue. Industrial end market is fragmented and project-based.
(3) Based on ship-to location

30

SERVICE PARTS, SPECIALTY & OTHER END MARKET

20%

Representative Products & Applications



Spare Parts & Kits



Complete Service Units


Certified
Reman

AOH Certified Reman

2025 Sales Breakdown[1]

Aftermarket Sales


Certified Reman 2%
Service Units 28%
Spare Parts & Kits 70%

Sales Channel[2]


OES 45%
Authorized Service Centers 28%
Parts Distributors 27%

Cycle & End Market Conditions

Leading Indicators

- Installed base of machines
- Fleet ages

Key End Market Growth Drivers

- Increased fleet ages across multiple sectors impacting global parts outlook
- Competitive differentiation depends on availability and delivery timing of parts
- Ability to optimize and expand distribution network, including by leveraging AT channel
- Customers moving from classic e-commerce to integrated digital solutions
- Installed base of machines increasing

AOH's Growth Strategy

Explore Synergy Opportunities between AOH and AT


Global Coverage
Service & Uptime
Diagnostics & Monitoring
Foreseen Sales Growth
Exploratory Opportunities
AT Synergy Potential

% of 2025 Revenue

(1) % of 2025 Revenue
(2) OES are Service Organizations of OEMs

31

DELIVERING STRONG FINANCIAL PERFORMANCE Scott Mell 32

ALLISON FINANCIAL HIGHLIGHTS 1 YTD 2026 FY 2026 Guide ($ in millions, except per share data) NET SALES $4,506 $6,025 Midpoint 2 NET INCOME $484 $665 Midpoint 3 ADJUSTED EBITDA $1,166 $1,555 Midpoint 3 Adjusted EBITDA Margin 25.9% 25.8% Midpoint NET CASH PROVIDED BY $811 $1,125 Midpoint OPERATING ACTIVITIES 3 ADJUSTED FREE CASH FLOW $662 $875 Midpoint 3 ADJUSTED DILUTED EPS $8.17 N/A ____________________ (1) YTD performance as of September 30, 2026 (2) Subject to the completion of purchase price accounting associated with the acquisition of the Allison Off-Highway business unit. Net Income guidance includes additional non-cash cost associated with the Allison Off-Highway acquisition. 33 (3) Non-GAAP financial measure. See Appendix for the Reconciliation for non-GAAP financial measures

STRONG FREE CASH FLOW GENERATION AND BEST - IN- CLASS ADJUSTED EBITDA MARGIN Strong Operating Margins • Diverse end markets • Premium vocational pricing model in AT business, exploring opportunities in AOH • Focus on cost controls and productivity improvements 25.8% Positioned for Long- Term Cash Earnings Growth Allison • Multiple growth opportunities in end markets with durable megatrends Adjusted EBITDA 1, 2 Strong Free Cash Flow Generation and Conversion Margin • Asset-light business model • Low recurring capital expenditure requirements • Historical % of Sales for AOH: ~2-3% ____________________ 34 (1) Based on 2026 Guidance issued on November 2, 2026 (2) Non-GAAP financial measure.

A PREMIER INDUSTRIAL ASSET BUILT FOR GROWTH Integrated Leader in High-Growth End Markets Benefitting from Global Megatrends Reinforce Allison's Capitalize on an Accelerate Sustainable, Unlock the Benefits of Expanded Propulsion Position as a Premier Profitable Growth Greater Global Scale Solutions Portfolio Industrial Asset • Market-leading supplier of integrated • Delivery of broader, more competitive • Leveraging combined transmissions, • Realizing cost synergies through mobility solutions and drivetrain systems solutions suite by combining axles, and drivetrain portfolio to provide supply-chain consolidation, shared with strong competitive positioning and a conventional, hybrid and advanced fully integrated mobility solutions sourcing, and manufacturing footprint track record of above-market sales growth electric technologies optimization • Strengthening value-selling focused on • Diverse end market and geographic • Acceleration of innovation by pooling unified target customers and priority • Improving overall costs by leveraging local- exposure supported by expanded product engineering expertise and R&D assets applications for-local sales and production capabilities portfolio and multiple value-creation levers across the company and localized sourcing in best-cost • Strengthening OEM and dealer channels and growth opportunities countries • Broader product fit across more vehicle with broader product coverage and • Asset-light business model characterized platforms, applications, and duty cycles enhanced application support • Streamlining operations by integrating by strong free cash flow generation, processes, systems, and logistics • Expanded global manufacturing and • Expanding penetration in high-growth attractive margins, and industry-leading networks support footprint, with increased segments and regions through targeted returns on capital deployed proximity to customers, unlocking applications, pricing discipline, and • Leveraging the expanded global • Consistent cash generation enables incremental sales and margin upside focused account coverage manufacturing footprint to optimize cost, financial flexibility to pursue organic improve customer responsiveness, and • Enhanced bolt-on M&A across global growth initiatives, strategic acquisitions accelerate delivery across key end markets footprint, markets and product offerings and return capital to shareholders • Supporting long-term growth with stronger • Resilient earnings profile through cycles, presence in Asia, including combined supported by differentiated business capabilities model and diversified revenue streams 35

APPENDIX 36

SAFE HARBOR STATEMENT

THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS. THE WORDS "BELIEVE," "EXPECT," "ANTICIPATE," "INTEND," "ESTIMATE" AND OTHER EXPRESSIONS THAT ARE PREDICTIONS OF OR INDICATE FUTURE EVENTS AND TRENDS AND THAT DO NOT RELATE TO HISTORICAL MATTERS IDENTIFY FORWARD-LOOKING STATEMENTS. YOU SHOULD NOT PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS. ALTHOUGH FORWARD-LOOKING STATEMENTS REFLECT MANAGEMENT'S GOOD FAITH BELIEFS, RELIANCE SHOULD NOT BE PLACED ON FORWARD-LOOKING STATEMENTS BECAUSE THEY INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS, WHICH MAY CAUSE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO DIFFER MATERIALLY FROM ANTICIPATED FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE THE STATEMENTS ARE MADE. WE UNDERTAKE NO OBLIGATION TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS, CHANGED CIRCUMSTANCES OR OTHERWISE. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO NUMEROUS RISKS AND UNCERTAINTIES, INCLUDING, BUT NOT LIMITED TO: THE SIGNIFICANT COSTS WE ARE EXPECTED TO INCUR IN CONNECTION WITH THE INTEGRATION OF THE OFF-HIGHWAY DRIVE & MOTION SYSTEMS BUSINESS OF DANA INCORPORATED (NOW REFERRED TO AS THE "ALLISON OFF-HIGHWAY BUSINESS"); OUR ABILITY TO SUCCESSFULLY INTEGRATE THE ALLISON OFF-HIGHWAY BUSINESS AND ITS OPERATIONS IN THE EXPECTED TIME FRAME; OUR ABILITY TO REALIZE ALL OF THE ANTICIPATED BENEFITS FROM THE INTEGRATION OF THE ALLISON OFF-HIGHWAY BUSINESS AND ITS OPERATIONS AND TO EFFECTIVELY MANAGE OUR EXPANDED OPERATIONS; OUR PARTICIPATION IN MARKETS THAT ARE COMPETITIVE; OUR ABILITY TO PREPARE FOR, RESPOND TO AND SUCCESSFULLY ACHIEVE OUR OBJECTIVES RELATING TO TECHNOLOGICAL AND MARKET DEVELOPMENTS, COMPETITIVE THREATS AND CHANGING CUSTOMER NEEDS, INCLUDING WITH RESPECT TO ELECTRIC HYBRID AND FULLY ELECTRIC COMMERCIAL VEHICLES; INCREASES IN COST, DISRUPTION OF SUPPLY OR SHORTAGE OF LABOR, FREIGHT, RAW MATERIALS, ENERGY OR COMPONENTS USED TO MANUFACTURE OR TRANSPORT OUR PRODUCTS OR THOSE OF OUR CUSTOMERS OR SUPPLIERS, INCLUDING AS A RESULT OF GEOPOLITICAL RISKS, NATURAL DISASTERS, EXTREME WEATHER EVENTS, WARS AND PUBLIC HEALTH CRISES SUCH AS PANDEMICS; GLOBAL ECONOMIC VOLATILITY; GENERAL ECONOMIC AND INDUSTRY CONDITIONS, INCLUDING THE RISK OF PROLONGED INFLATION AND RECESSION; LABOR STRIKES, WORK STOPPAGES OR SIMILAR LABOR DISPUTES, WHICH COULD SIGNIFICANTLY DISRUPT OUR OPERATIONS OR THOSE OF OUR PRINCIPAL CUSTOMERS OR SUPPLIERS; THE HIGHLY CYCLICAL INDUSTRIES IN WHICH CERTAIN OF OUR END USERS OPERATE; UNCERTAINTY IN THE GLOBAL REGULATORY AND BUSINESS ENVIRONMENTS IN WHICH WE OPERATE; THE CONCENTRATION OF OUR NET SALES IN OUR TOP FIVE CUSTOMERS AND THE LOSS OF ANY ONE OF THESE CUSTOMERS; CYBERSECURITY RISKS TO OUR OPERATIONAL SYSTEMS, SECURITY SYSTEMS OR INFRASTRUCTURE OWNED BY US OR OUR THIRD-PARTY VENDORS AND SUPPLIERS; THE FAILURE OF MARKETS OUTSIDE NORTH AMERICA TO INCREASE ADOPTION OF FULLY AUTOMATIC TRANSMISSIONS; THE SUCCESS OF OUR RESEARCH AND DEVELOPMENT EFFORTS, THE OUTCOME OF WHICH IS UNCERTAIN; U.S. AND FOREIGN DEFENSE SPENDING; RISKS ASSOCIATED WITH OUR INTERNATIONAL OPERATIONS, INCLUDING ACTS OF WAR AND INCREASED TRADE PROTECTIONISM AND TARIFFS; THE DISCOVERY OF DEFECTS IN OUR PRODUCTS, RESULTING IN DELAYS IN NEW MODEL LAUNCHES, RECALL CAMPAIGNS AND/OR INCREASED WARRANTY COSTS AND REDUCTION IN FUTURE SALES OR DAMAGE TO OUR BRAND AND REPUTATION; OUR ABILITY TO IDENTIFY, CONSUMMATE AND EFFECTIVELY INTEGRATE ACQUISITIONS AND COLLABORATIONS; AND RISKS RELATED TO OUR INDEBTEDNESS.

ALLISON CANNOT ASSURE YOU THAT THE ASSUMPTIONS MADE IN PREPARING ANY OF THE FORWARD-LOOKING STATEMENTS WILL PROVE ACCURATE OR THAT ANY LONG-TERM FINANCIAL GOALS WILL BE REALIZED. ALL FORWARD-LOOKING STATEMENTS INCLUDED IN THIS PRESENTATION SPEAK ONLY AS OF THE DATE MADE, AND ALLISON UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE PUBLICLY ANY SUCH FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS, OR OTHERWISE. IN PARTICULAR, ALLISON CAUTIONS YOU NOT TO PLACE UNDUE WEIGHT ON CERTAIN FORWARD-LOOKING STATEMENTS PERTAINING TO POTENTIAL GROWTH OPPORTUNITIES OR LONG-TERM FINANCIAL GOALS SET FORTH HEREIN. ACTUAL RESULTS MAY VARY SIGNIFICANTLY FROM THESE STATEMENTS.

ALLISON'S BUSINESS IS SUBJECT TO NUMEROUS RISKS AND UNCERTAINTIES, WHICH MAY CAUSE FUTURE RESULTS OF OPERATIONS TO VARY SIGNIFICANTLY FROM THOSE PRESENTED HEREIN. IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY ARE DISCUSSED IN ALLISON'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2025.

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NON-GAAP FINANCIAL INFORMATION

WE USE ADJUSTED EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION, AND AMORTIZATION ("EBITDA") AND ADJUSTED EBITDA AS A PERCENT OF NET SALES ("ADJUSTED EBITDA MARGIN") TO MEASURE OUR OPERATING PROFITABILITY. WE BELIEVE THAT ADJUSTED EBITDA AND ADJUSTED EBITDA MARGIN PROVIDE MANAGEMENT, INVESTORS AND CREDITORS WITH USEFUL MEASURES OF THE OPERATIONAL RESULTS OF OUR BUSINESS AND INCREASE THE PERIOD-TO-PERIOD COMPARABILITY OF OUR OPERATING PROFITABILITY. ADJUSTED EBITDA MARGIN IS ALSO USED IN THE CALCULATION OF MANAGEMENT'S INCENTIVE COMPENSATION PROGRAM. THE MOST DIRECTLY COMPARABLE GAAP MEASURE TO ADJUSTED EBITDA AND ADJUSTED EBITDA MARGIN IS NET INCOME OR OPERATING PROFIT (LOSS) IN THE CASE OF OUR SEGMENTS AND NET INCOME AS A PERCENT OF NET SALES ("NET INCOME MARGIN") OR OPERATING PROFIT (LOSS) AS A PERCENT OF NET SALES IN THE CASE OF OUR SEGMENTS, RESPECTIVELY. ADJUSTED EBITDA IS CALCULATED AS EARNINGS BEFORE INTEREST EXPENSE, NET, INCOME TAX EXPENSE, AMORTIZATION OF INTANGIBLE ASSETS, DEPRECIATION OF PROPERTY, PLANT AND EQUIPMENT AND OTHER ADJUSTMENTS AS DEFINED BY THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF MARCH 29, 2019, AS AMENDED, GOVERNING OUR TERM LOANS AND REVOLVING CREDIT FACILITY. ADJUSTED EBITDA MARGIN IS CALCULATED AS ADJUSTED EBITDA DIVIDED BY NET SALES.

IN ADDITION, WE BELIEVE ADJUSTED NET INCOME, ADJUSTED BASIC EARNINGS PER SHARE ATTRIBUTABLE TO COMMON STOCKHOLDERS ("ADJUSTED BASIC EPS") AND ADJUSTED DILUTED EARNINGS PER SHARE ATTRIBUTABLE TO COMMON STOCKHOLDERS ("ADJUSTED DILUTED EPS") PROVIDE MANAGEMENT, INVESTORS AND CREDITORS WITH USEFUL MEASURES OF OUR CORE BUSINESS PERFORMANCE AND TRENDS AND INCREASE THE PERIOD-TO-PERIOD COMPARABILITY OF OUR RESULTS OF OPERATIONS. THE MOST DIRECTLY COMPARABLE GAAP MEASURE TO ADJUSTED NET INCOME, ADJUSTED BASIC EPS AND ADJUSTED DILUTED EPS IS NET INCOME, BASIC EARNINGS PER SHARE ATTRIBUTABLE TO COMMON STOCKHOLDERS ("BASIC EPS") AND DILUTED EARNINGS PER SHARE ATTRIBUTABLE TO COMMON STOCKHOLDERS ("DILUTED EPS"), RESPECTIVELY. ADJUSTED NET INCOME IS CALCULATED AS NET INCOME EXCLUDING THE EFFECT OF CERTAIN NON-CASH, NON-RECURRING, INFREQUENT OR UNUSUAL ITEMS SUCH AS: AMORTIZATION RELATED TO ACQUIRED INTANGIBLE ASSETS, DEPRECIATION OF THE STEPPED-UP BASIS IN PROPERTY, PLANT AND EQUIPMENT RELATED TO ACQUIRED ASSETS, STEPPED-UP BASIS IN ACQUIRED INVENTORY, STOCK-BASED COMPENSATION EXPENSE, ACQUISITION-RELATED EXPENSES, IMPAIRMENT CHARGES, OTHER ONE-OFF ADJUSTMENTS AND THE TAX EFFECT OF THE ADJUSTMENTS. ADJUSTED BASIC EPS IS CALCULATED BY DIVIDING ADJUSTED NET INCOME BY THE WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING AND ADJUSTED DILUTED EPS IS CALCULATED BY DIVIDING ADJUSTED NET INCOME BY THE DILUTED WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING.

WE USE ADJUSTED FREE CASH FLOW TO EVALUATE THE AMOUNT OF CASH GENERATED BY OUR BUSINESS THAT, AFTER THE CAPITAL INVESTMENT NEEDED TO MAINTAIN AND GROW OUR BUSINESS AND CERTAIN MANDATORY DEBT SERVICE REQUIREMENTS, CAN BE USED FOR REPAYMENT OF DEBT, STOCKHOLDER DISTRIBUTIONS AND STRATEGIC OPPORTUNITIES, INCLUDING INVESTING IN OUR BUSINESS. WE BELIEVE THAT ADJUSTED FREE CASH FLOW ENHANCES THE UNDERSTANDING OF THE CASH FLOWS OF OUR BUSINESS FOR MANAGEMENT, INVESTORS AND CREDITORS. ADJUSTED FREE CASH FLOW IS ALSO USED IN THE CALCULATION OF MANAGEMENT'S INCENTIVE COMPENSATION PROGRAM. THE MOST DIRECTLY COMPARABLE GAAP MEASURE TO ADJUSTED FREE CASH FLOW IS NET CASH PROVIDED BY OPERATING ACTIVITIES. ADJUSTED FREE CASH FLOW IS CALCULATED AS NET CASH PROVIDED BY OPERATING ACTIVITIES AFTER CASH USED FOR ADDITIONS OF LONG-LIVED ASSETS.

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NON- GAAP RECONCILIATIONS (1 OF 4) ADJUSTED EBITDA AND ADJUSTED FREE CASH FLOW RECONCILIATION Nine months ended $ in millions, Unaudited September 30, 2026 Net income (GAAP) $ 484 plus: Interest expense, net 166 Depreciation of property, plant and equipment 136 Income tax expense 114 Amortization expense 66 Recognition of the stepped-up basis in inventory 64 Depreciation of the stepped up basis in property, plant and equipment 41 Acquisition-related expenses 30 Stock-based compensation expense 25 Restructuring charges 17 Unrealized loss (gain) on marketable securities 11 Unrealized loss on foreign exchange 3 Loss associated with impairment of long-lived assets 2 Other 7 Adjusted EBITDA (Non-GAAP) $ 1,166 Net sales (GAAP) $ 4,506 Net income as a percent of Net sales (GAAP) 10.7% Adjusted EBITDA as a percent of Net sales (Non-GAAP) 25.9% Net cash provided by operating activities (GAAP) $ 811 Deductions to reconcile to Adjusted free cash flow: Additions of long-lived assets (149) 39 Adjusted free cash flow (Non-GAAP) $ 662

NON- GAAP RECONCILIATIONS (2 OF 4) SEGMENT ADJUSTED EBITDA RECONCILIATION Allison Transmission Allison Off-Highway Central Group Function Consolidated Nine months ended Nine months ended Nine months ended Nine months ended September 30, September 30, September 30, September 30, $ in millions, Unaudited 2026 2026 2026 2026 Segment Operating Profit/(Loss) (GAAP) $ 833 $ 57 $ (101) $ 789 plus: Depreciation of property, plant and equipment 92 44 - 136 Amortization expense 2 64 - 66 Recognition of the stepped-up basis in inventory - 64 - 64 Depreciation of the stepped- up basis in property, plant and equipment - 41 - 41 Acquisition-related expenses - - 30 30 Stock-based compensation expense - - 25 25 Loss associated with the impairment of long-lived assets 2 - - 2 Other (2) 15 - 13 Adjusted EBITDA (Non-GAAP) $ 927 $ 285 $ (46) $ 1 ,166 Net sales (GAAP) $ 2,474 $ 2,032 $ - $ 4,506 Segment Operating Profit as a percent of Net sales (GAAP) 33.7% 2.8% - 17.5% Adjusted EBITDA as a percent of Net sales (Non-GAAP) 37.5% 14.0% - 25.9% 40

NON- GAAP RECONCILIATIONS (3 OF 4) ADJUSTED NET INCOME AND EARNINGS PER SHARE RECONCILIATION Nine months ended September 30, $ in millions, Unaudited 2026 Net income (GAAP) $ 484 plus: Amortization expense 66 Recognition of the stepped-up basis in inventory 64 Depreciation of the stepped-up basis in property, plant and equipment 41 Acquisition-related expenses 30 Stock-based compensation expense 25 Restructuring charges 17 Loss associated with impairment of long-lived assets 2 Income tax effect on adjustments (43) Adjusted net income (Non-GAAP) $ 686 Basic EPS (GAAP) $ 5.83 Diluted EPS (GAAP) $ 5.76 Adjusted basic EPS (Non-GAAP) $ 8.27 Adjusted diluted EPS (Non-GAAP) $ 8 .17 41

NON- GAAP RECONCILIATIONS (4 OF 4) GUIDANCE RECONCILIATION (Issued November 2, 2026) Guidance $ in millions, Unaudited Year Ending December 31, 2026 Low High Net income (GAAP) $ 645 $ 685 plus: Income tax expense 135 185 Depreciation of property, plant and equipment (a) 250 240 Interest expense, net 225 215 Amortization of intangible assets 85 85 Recognition of the stepped-up basis in inventory (b) 65 65 Acquisition-related expenses (c) 45 35 Stock-based compensation expense (d) 35 35 Restructuring & one-time expenses (e) 25 20 Unrealized loss on marketable securities (f) 10 10 Other (g) 10 5 Adjusted EBITDA (Non-GAAP) $ 1,530 $ 1,580 Net cash provided by operating activities (GAAP) $ 1 ,110 $ 1 ,140 Deductions to reconcile to Adjusted free cash flow: Additions of long-lived assets (h) $ (260) $ (240) Adjusted free cash flow (Non-GAAP) $ 850 $ 900 (a) Includes depreciation of the stepped-up basis in property, plant and equipment related to the Acquisition (recorded in Cost of sales). (b) Represents the recognition of the stepped-up basis in inventory related to the Acquisition (recorded in Cost of sales). (c) Represents expenses (recorded in Selling, general and administrative), primarily consulting and legal fees, related to the Acquisition. (d) Represents stock-based compensation expense (recorded in Cost of sales, Selling, general and administrative, and Engineering — research and development). (e) Includes one-time restructuring costs and minority interest. (f) Representsloss (recorded in Other (expense) income, net) related to an investment in common stock of Jing-Jin Electric Technologies Co. Ltd. 42 (g) Represents other adjustments as defined by the Second Amended and Restated Credit Agreement dated as of March 29, 2019, as amended. (h) Includes one-time Acquisition-related investments.